EXHIBIT 10.22

FIRST AMENDMENT TO CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 21, 1999 (this "First Amendment"), is between ENERGY SEARCH, INCORPORATED, a Tennessee corporation ("Borrower"), and SOUTHER PRODUCER SERVICES, L.P., a Delaware limited partnership ("Lender").

W I T N E S S E T H:

        WHEREAS, Borrower and Lender have heretofore entered into that certain Credit Agreement, dated as of June 23, 1999 (the "Credit Agreement"); and

        WHEREAS, Borrower desires to obtain financing for the acquisition of certain Hydrocarbon interests ("Mitchell Acquisition") from Mitchell Energy Corporation ("Mitchell"), pursuant to that certain Sale and Purchase Agreement, dated as of July 30, 1999, between Mitchell and Borrower; and

        WHEREAS, Lender is willing, on the terms and subject to the conditions as hereinafter set forth, to finance the Mitchell Acquisition;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the Lender hereby agree to amend the Credit Agreement as follows:

        Section 1.         Amendment to Credit Agreement.

        a.         The Credit Agreement is hereby amended by replacing Schedule I-A to the Credit Agreement with Schedule I-A to this Amendment.

        b.         The Credit Agreement is hereby amended by replacing Schedule I-B to the Credit Agreement with Schedule I-B to this Amendment.

        c.         The Credit Agreement is hereby amended by replacing Schedule I-C to the Credit Agreement with Schedule I-C to this Amendment.

        d.         The Credit Agreement is hereby amended by replacing Schedule II to the Credit Agreement with Schedule II to this Amendment.

        e.         The Credit Agreement is hereby amended by replacing Exhibit I to the Credit Agreement with Exhibit I to this Amendment.

        Section 2.         Conditions to Effectiveness. The effectiveness of this First Amendment is conditioned upon the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section.

        (a)         Borrower shall have executed and delivered the following, in form and substance acceptable to Lender in its sole discretion:

1.	This First Amendment executed by the Borrower;

2.	Ohio Mortgages covering all Subject Interests acquired in connection with the Mitchell Acquisition and related UCC filings executed by Borrower;

3.	Override Conveyance covering all Subject Interests acquired in connection with the Mitchell Acquisition and related UCC filings executed by Borrower;

4.	Memorandum of agreement relating to purchase of Hydrocarbons covering all Subject Interests acquired in connection with the Mitchell Acquisition executed by Borrower; and

5.	Subordination Agreements executed by Borrower.

        (b)         All legal matters in connection with this First Amendment, the Credit Agreement and the consummation of the transaction contemplated hereby and by the Loan Documents shall be approved by Lender.

        (c)         Lender shall have received certified copies of all documentation relating to the Mitchell Acquisition and any additional Subject Interests being added to the transaction.

        (d)         Lender shall have received approval of the transaction contemplated in this First Amendment, the Credit Agreement and the other Loan Documents from Lender's senior management.

        (e)         No suit, action or other proceeding shall be pending to restrain, enjoin or otherwise prevent the consummation of this First Amendment or the transactions contemplated in connection herewith or which may have any material affect on the Subject Interests.

        (f)         All legal matters in connection with the title to the Subject Interests and the Subject Hydrocarbons shall be approved by Lender, and there shall have been furnished to Lender by Borrower, at Borrower's expense, such title opinions, agreements, other opinions of counsel, and other records and information as it may reasonably have requested for that purpose.

        (g)         Such other documents as the Lender shall have reasonably requested.

All documents executed or submitted pursuant hereto by or on behalf of Borrower or any of its Subsidiaries shall be satisfactory in form and substance to Lender and its counsel; Lender and its counsel shall have received all information, approvals, opinions, documents or instruments as Lender or its counsel may reasonably request.

        Section 3.         Reaffirmation of Representations and Warranties. To induce Lender to enter into this First Amendment, Borrower hereby reaffirms, as of the date hereof, its

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representations and warranties in their entirety contained in Article VI of the Credit Agreement and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:         (A)         Borrower is a company duly formed, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority, permits and approvals to enter into this First Amendment.

        (B)         Borrower has the full legal power, right and capacity to enter into and perform this First Amendment and to perform its obligations hereunder. The consummation of the transactions contemplated by this First Amendment are within Borrower's corporate power, have received all necessary governmental and other approvals, exemptions, authorizations, licenses and permits (if any shall be required), and do not and will not contravene or conflict with any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to Borrower, and do not and will not result in the breach or termination of any provision of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which Borrower is a party or by which Borrower or its properties may be bound, including, without limitation, any confidentiality agreement or restrictions or disclosure of information.

        (C)         The execution and delivery by Borrower of this First Amendment and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms.

        (D)         There has been no material adverse change (a) in the businesses, assets, properties, operations, condition (financial or otherwise) or results of operations or prospects of Borrower from June 23, 1999, (b) affecting the rights and remedies of Lender under and in connection with this First Amendment and the Credit Agreement, as amended by this First Amendment, or (c) in the ability of Borrower to perform its obligations under this First Amendment or the Credit Agreement, as amended by this First Amendment.

        (E)         There are no actions, suits or proceedings by or before any court, arbitrator or any governmental commission, board, bureau or other administrative agency pending, or to the knowledge of Borrower threatened, against Borrower or any of the Subject Interests.

         Section 4.         Defined Terms. Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

        Section 5.         Reaffirmation of Credit Agreement. This First Amendment shall be deemed to be an amendment to the Credit Agreement and the Note, and the Credit Agreement

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and the Note, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement and the Note herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement and the Note, respectively, as amended hereby.

        Section 6.         No Waiver. Borrower agrees that no Event of Default and no Default has been waived or remedied by the execution of this First Amendment by Lender and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

        Section 7.         Governing Law. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS. All obligations of Borrower and rights of Lender expressed herein shall be in addition to and not in limitation of those provided by applicable law.

        Section 8.         Severability of Provisions. Any provision in this First Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this First Amendment are declared to be severable.

        Section 9.         Counterparts.   This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

        Section 10.         Headings.   Article and section headings in this First Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this First Amendment.

        Section 11.         Successors and Assigns.   This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        Section 12.         Notice.   THIS WRITTEN FIRST AMENDMENT TOGETHER WITH THE CREDIT AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

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        IN WITNESS WHEREOF, Borrower and Lender have executed this First Amendment as of the date first above written.

BORROWER: ENERGY SEARCH, INCORPORATED By: Name: Richard S. Cooper Title: President

S - 1

LENDER: SOUTHERN PRODUCER SERVICES, L.P. By: SC Ashwood Holdings, Inc., as general manager By: Name: David Stewart Title: Vice President

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SCHEDULE I - A

Description of Leases

Schedule I - A - Page 1

SCHEDULE I - B

Description of Existing Wells

Schedule I - B - Page 1

SCHEDULE I - C

Description of Planned Wells

Schedule I - C - Page 1

SCHEDULE II

DISCLOSURE SCHEDULE

ITEM 1.1    Additional Permitted Liens.

A.	Liens pursuant to Existing SunTrust Credit Facility which are acceptable to Lender in its reasonable discretion.

ITEM 6.13

I. Joint Operating Agreements
Name of Document	Parties	Date
Farmout Agreement (Including 1989 Model Form Operating Agreement)	Peake Energy, Inc. and Energy Search, Incorporated	December 28, 1998
Participation and Operating Agreement	The Clinton Oil Company and Energy Search, Incorporated	October 27, 1994
First Revised Operating Agreement - Beaverdam Creek Prospect	Eastern Mountain Fuel, Inc. and Mutual Oil and Gas Company	March 22, 1994
Joint Operating Agreement	Mitchell Energy Corporation, as Operator, Joseph S. Gruss, as Non-Operator	January 14, 1977, as amended January 9, 1978
II. ESI Partnership Agreements
Energy Search Natural Gas Pipeline Income L.P. - Limited Partnership Agreement	Energy Search, Incorporated (general partner); Various Investors (limited partners)	January 7, 1993
ESI Pipeline Operating L.P. - Limited Partnership Agreement	Energy Search, Incorporated (general partner); Energy Search Natural Gas Pipeline Income L.P. (limited partner)	January 7, 1993
Energy Search Natural Gas 1993 L.P. - Limited Partnership Agreement	Energy Search, Incorporated (managing general partner); Various Investors (investor general and limited partners)	_________, 1993
Energy Search Natural Gas 1993-A L.P. - Limited Partnership Agreement	Energy Search, Incorporated (managing general partner); Various Investors (investor general and limited partners)	October 29, 1993

Schedule II - Page 1

Energy Search Natural Gas 1994 L.P. - Limited Partnership Agreement	Energy Search, Incorporated (managing general partner); Various Investors (investor general and limited partners)	April 14, 1994
Energy Search Natural Gas 1994-A L.P. - Limited Partnership Agreement	Energy Search, Incorporated (managing general partner); Various Investors (investor general and limited partners)	December 28, 1994
Energy Search Natural Gas 1995 L.P. - Limited Partnership Agreement	Energy Search, Incorporated (managing general partner); Various Investors (investor general and limited partners)	June 6, 1995
Energy Search Natural Gas 1995-A L.P. - Limited Partnership Agreement	Energy Search, Incorporated (managing general partner); Various Investors (investor general and limited partners)	December 31, 1995
Energy Search Natural Gas 1996 L.P. - Limited Partnership Agreement	Energy Search, Incorporated (managing general partner); Various Investors (investor general and limited partners)	June 10, 1996
Energy Search Natural Gas 1996-A L.P. - Limited Partnership Agreement	Energy Search, Incorporated (managing general partner); Various Investors (investor general and limited partners)	December 31, 1996
Energy Search Natural Gas 1997 L.P. - Limited Partnership Agreement	Energy Search, Incorporated (managing general partner); Various Investors (investor general and limited partners)	July 3, 1997
Energy Search Natural Gas 1997-A L.P. - Limited Partnership Agreement	Energy Search, Incorporated (managing general partner); Various Investors (investor general and limited partners)	December 31, 1997
III. Energy Search Partnership Joint Drilling and Operating Agreements
93 - Joint Drilling and Operating Agreement	Energy Search Natural Gas 1993 L.P. and Energy Search, Incorporated	___________, 1993
93-A - Joint Drilling and Operating Agreement	Energy Search Natural Gas 1993-A L.P. and Energy Search, Incorporated	___________, 1993
94 - Joint Drilling and Operating Agreement	Energy Search Natural Gas 1994 L.P. and Energy Search, Incorporated	April 14, 1994

Schedule II - Page 2

94-A - Joint Drilling and Operating Agreement	Energy Search Natural Gas 1994-A L.P. and Energy Search, Incorporated	December 28, 1994
95 - Joint Drilling and Operating Agreement	Energy Search Natural Gas 1995 L.P. and Energy Search, Incorporated	June 6, 1995
95-A - Joint Drilling and Operating Agreement	Energy Search Natural Gas 1995-A L.P. and Energy Search, Incorporated	December 31, 1995
96 - Joint Drilling and Operating Agreement	Energy Search Natural Gas 1996 L.P. and Energy Search, Incorporated	June 10, 1996
96-A - Joint Drilling and Operating Agreement	Energy Search Natural Gas 1996-A L.P. and Energy Search, Incorporated	December 31, 1996
97 - Joint Drilling and Operating Agreement	Energy Search Natural Gas 1997 L.P. and Energy Search, Incorporated	July 3, 1997
97-A - Joint Drilling and Operating Agreement	Energy Search Natural Gas 1997-A L.P. and Energy Search, Incorporated	December 31, 1997
98 - Joint Drilling and Operating Agreement	Energy Search Natural Gas 1998 L.P. and Energy Search, Incorporated	August 14, 1998
IV. Energy Search Partnership Transportation and Other Material Agreements
Gas Servicing Agreement	ESI Pipeline Operating LP and Energy Search, Incorporated	January 5, 1993
Farm-in Agreement (Contract No.: FI 189)	Miles Production Company, as Farmor, and Mitchell Energy & Development Corporation, as Farmee	August 1, 1973
Farm-out Agreement (Contract No.: FO 395)	Mitchell Energy Corporation, as Farmor, and Miles Production Company, as Farmee	March 23, 19977 (Terminated 5-3-78)
Farm-out Agreement (Contract No.: FO 410)	Mitchell Energy Corporation, as Farmor, and Miles Production Company, as Farmee	November 7, 1977 (Terminated 8-30-82)

Schedule II - Page 3

Deal Purchase (Contract No.: DP 129)	Mitchell Energy Corporation, as Seller, and Joseph S. Gruss, successor to Evmar Oil Corporation and Joseph Oil Corporation, as Buyer	Effective January 14, 1977
Deal Purchase (Contract No.: DP 185)	Universal Petroleum Company, as Seller, and Mitchell Energy Corporation, as Buyer	Effective April 17, 1978
Deal Purchase (Contract No.: DP 248)	Nucorp Energy Corp., as Seller, and Mitchell Energy Corporation, as Buyer	Effective July 1, 1981
Deal Purchase (Contract No.: DP 653)	OMAC Oil & Gas Company, as Seller, and Mitchell Energy Corporation, as Buyer	Effective July 15, 1988
Deal Purchase (Contract No.: DP 826)	Nelson B. Porterfield, as Seller, and Mitchell Energy Corporation, as Buyer	Effective December 1, 1989
Gas Contract (Contract No.: TA-0099)	Mitchell Energy Corporation and Enron Access Corporation	Effective 8-01-94 through 7-31-96, then year-to-year with at least 30 days prior notice to terminate
Gas Contract (Contract No.: AA-0081)	Mitchell Energy Corporation and Columbia Gas Transmission Corp.	Effective August 23, 1996
See documents in Sections III and IV above

ITEM 6.7   Litigation.

                  NONE

ITEM 6.8   Existing Subsidiaries.

Name	State of Formation	Ownership %	Business Description
ESI Pipeline Operating L.P.	TN	28.74	Own and operate natural gas gathering system
Energy Search Natural Gas Pipeline Income L.P.	TN	3.5	Own natural gas gathering system for investment
Energy Search Natural Gas 1993 L.P.	TN	6	Natural gas drilling and production
Energy Search Natural Gas 1993-A L.P.	TN	9	Natural gas drilling and production
Energy Search Natural Gas 1994 L.P.	TN	6	Natural gas drilling and production
Energy Search Natural Gas 1994-A L.P.	TN	1	Natural gas drilling and production
Energy Search Natural Gas 1995 L.P.	TN	6	Natural gas drilling and production
Energy Search Natural Gas 1995-A L.P.	TN	6	Natural gas drilling and production
Energy Search Natural Gas 1996 L.P.	TN	1	Natural gas drilling and production
Energy Search Natural Gas 1996-A L.P.	TN	1	Natural gas drilling and production
Energy Search Natural Gas 1997 L.P.	TN	1	Natural gas drilling and production
Energy Search Natural Gas 1997-A L.P.	TN	1	Natural gas drilling and production
Energy Search Natural Gas 1998 L.P.	TN	1	Natural gas drilling and production
Equity Financial Corporation	TN	100%	NASD Broker - Dealer; Financial Planning

ITEM 6.19   Employee Benefit Plans.

See Annual Report on Form 10-KSB for year-ended December 31, 1998 and Final Proxy Statement filed with the Securities and Exchange Commission for the Company's June 17, 1999 annual meeting of shareholders.

Schedule II - Page 5

EXHIBIT I

Development Plan

Exhibit I - 1